UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2017 (March 31, 2017)

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GLOBAL MEDICAL REIT INC.
(Exact name of registrant as specified in its charter)

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Maryland	8091371022	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	4800 Montgomery Lane, Suite 450 Bethesda, MD 20814
	(Address of Principal Executive Offices) (Zip Code)

	(202) 524-6851
(Registrant’s Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Great Bend Regional Hospital – Great Bend, Kansas

On April 5, 2017, Global Medical REIT Inc. (the “Company”) announced that on March 31, 2017, it, through a wholly owned subsidiary of the Company’s operating partnership, Global Medical REIT, L.P. (the “OP”), closed on the acquisition of the buildings and land known as Great Bend Regional Hospital (the “GB Property”) located in Great Bend, Kansas for a purchase price of $24,500,000. The Company previously reported on a Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “Commission”) on January 4, 2017 that it had entered into a purchase contract (the “Great Bend PSA”) with Great Bend Surgical Properties, LLC (“GB Seller”) to acquire the GB Property.

Upon the closing of the acquisition of the GB Property, the Company entered into a triple-net lease agreement (the “GB Lease”) with GB Seller pursuant to which the GB Property is leased to Great Bend Regional Hospital, LLC (“GB Tenant”), a physician owned group, with a lease term of fifteen years with two ten-year renewal options, which lease is guaranteed by the physician owners of the GB Tenant. Eventually the GB Lease will also be guaranteed by an employee stock ownership plan (“ESOP”). When the Company determines that the creditworthiness, operating history, and financial results of the ESOP are acceptable, the physicians will be released from the lease guarantee, and the ESOP will become the sole guarantor. The aggregate annual rent for the GB Property is currently $2,143,750, subject to annual rent escalations equal to the greater of 2% or Consumer Price Index.

The above description of the terms and conditions of the Great Bend PSA and GB Lease and the transactions contemplated thereby is only a summary and is not intended to be a complete description of the terms and conditions. All of the terms and conditions of the purchase contract and lease are set forth in the Great Bend PSA, previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on January 4, 2017 and the GB Lease that is filed as Exhibit 10.1 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

OCOM Hospital, OCOM Physical Therapy and OCOM North Ambulatory Surgical Center – Oklahoma City, Oklahoma

On April 5, 2017, the Company announced that on March 31, 2017 it, through a wholly owned subsidiary of the OP, closed on the acquisition of a 69,811 square-foot surgical hospital (the “Hospital”), a 20,434 square-foot physical therapy center (the “PT Center,” together with the Hospital, “OCOM South”), and a 10,086 square-foot outpatient ambulatory surgery center (“OCOM North”) located in Oklahoma City, Oklahoma for an aggregate purchase price of $49,500,000. The Company previously reported on a Current Report on Form 8-K filed with the Commission on February 2, 2017 that it had entered into a purchase contract (the “Cruse Purchase Agreement”) with CRUSE-TWO, L.L.C., an Oklahoma limited liability company (“Cruse-Two”), and CRUSE-SIX, L.L.C., an Oklahoma limited liability company (“Cruse-Six”) to acquire OCOM South and OCOM North.

Upon closing of the acquisition of OCOM South, the Company assumed the existing absolute triple-net lease agreement (the “OCOM South Lease”), pursuant to which OCOM South is leased from Cruse-Two to Oklahoma Center for Orthopedic & Multi-Specialty Surgery, LLC (“OCOM”) with a remaining initial lease term expiring September 1, 2033, subject to three consecutive five-year renewal options by the tenant. 25% of the rent is guaranteed by United Surgical Partners International, Inc. (“USPI”) and 25% of the rent is guaranteed by INTEGRIS Health, Inc. (“INTEGRIS”).

Upon the closing of the acquisition of OCOM South, the Company, through a subsidiary of the OP, entered into a new absolute triple-net lease agreement (the “Master Lease,”), pursuant to which the subsidiary, as master landlord, will lease OCOM South to Cruse-Two, as master tenant. The Master Lease has a five-year term. Initial rent is $3,138,912, subject to annual rent escalations of 1.4%. The OCOM South Lease became a sublease under the Master Lease upon commencement of the Master Lease. USPI and INTEGRIS will continue to serve as guarantors of the OCOM South Lease in the percentages set forth above, while the Master Lease has no lease guarantees. Upon the expiration of the Master Lease, the OCOM South Lease will become a direct lease with an annual rent of $3,365,188, subject to annual rent escalations of 2.0% until lease expiration on September 1, 2033.

Under the Master Lease, OCOM will continue to be responsible for all lease payments due under the OCOM South Lease, which amounts will be paid directly to the Master Tenant, while Cruse-Two will be responsible for payment of the additional rent amounts payable under the Master Lease. GMR Oklahoma City, LLC (“GMR Oklahoma City”), Cruse-Two, and Raymond James & Associates, Inc. (the “Broker”) have entered into a Securities Account Control Agreement, dated March 31, 2017, pursuant to which Cruse-Two has granted GMR Oklahoma City a first priority secured interest in the securities account maintained by the Broker for GMR Oklahoma City.

Upon closing of the acquisition of OCOM North, the Company assumed the existing absolute triple-net lease agreement (the “OCOM North Lease”) pursuant to which OCOM North is leased from Cruse-Six, as landlord, to OCOM, as tenant, with a remaining initial lease term expiring on July 31, 2022, subject to two consecutive five-year renewal options by the tenant. The annual rent under the OCOM North Lease for OCOM North is currently $383,161, subject to annual increases equal to the CPI (never to decrease and not to exceed 4.0% over the prior year’s rent and not to exceed an overall increase of 2.5% per year, compounded annually).

The above descriptions of the terms and conditions of the OCOM South Lease and OCOM North Lease and the transactions contemplated thereby are only a summary and are not intended to be a complete description of the terms and conditions. All of the terms and conditions of the OCOM South Lease and OCOM North Lease are set forth in the OCOM South Lease and the OCOM North Lease that are filed as Exhibit 10.2 and Exhibit 10.3, respectively, to the Company’s Current Report on Form 8-K filed with the Commission on February 2, 2017 and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information disclosed above in Item 1.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

A copy of the Company’s press release, dated April 5, 2017, announcing the closing of these transactions is being “furnished” as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Exhibit 99.1 referenced in Item 9.01 below is being “furnished” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed by the Company pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The financial statements that are required to be filed pursuant to this item will be filed by amendment not later than 71 days after the date on which this initial Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information that is required to be filed pursuant to this item will be filed by amendment not later than 71 days after the date on which this initial Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Description
10.1	Lease Agreement dated March 31, 2017, between GMR Great Bend, LLC, a Delaware limited liability company, and Great Bend Regional Hospital, L.L.C., a Kansas limited liability company.
99.1	Press release dated April 5, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MEDICAL REIT INC.

By:	/s/ Conn Flanigan
Conn Flanigan
Secretary and General Counsel

Dated: April 5, 2017